EXHIBIT 99.1

[GADZOOKS LETTERHEAD]

January 11, 2005

VIA FACSIMILE AND EMAIL

To the Purchasers on the Attached Distribution List

     Re: Termination under Investment Agreement

Dear Purchasers:

     Reference is made to the Investment Agreement dated as of October 14, 2004 by and between Gadzooks, Inc. and each of the several Purchasers named in schedule I thereto (the “Investment Agreement”). Capitalized terms used herein shall have the meanings provided in the Investment Agreement.

     Pursuant to Section 8.01(a) of the Investment Agreement, the Company and the Purchasers agree that the Investment Agreement is hereby terminated. The effect of the valid termination of the Investment Agreement will be as set forth in Section 8.03 thereof; including the Purchasers right for reimbursement of professional fees and expenses pursuant to Section 10.03.

     Please indicate your agreement with the foregoing by signing this letter in the respective places indicated below and returning your signed copy to Chuck Gibbs at Akin Gump Strauss Hauer & Feld LLP by facsimile at 214-969-4343.

Very truly yours,

/s/ Gerald R. Szczepanski
Gadzooks, Inc
Gerald R. Szczepanski
Chairman and CEO

Purchasers
January 11, 2005

cc:	Charles Gibbs
William Finkelstein
Gadzooks Board of Directors

ACCEPTED AND AGREED:

GRYPHON MASTER FUND, L.P

By:	Gryphon Partners, L.P.,
its General Partner

By:	Gryphon Management Partners,
L.P., its General Partner

By:	Gryphon Advisors, L.L.C.,
its General Partner

By:	/s/ Warren W. Garden

Name:	Warren W. Garden
Title:	Authorized Agent

GSSF MASTER FUND, LP

By:	Gryphon Special Situations Fund, LP,
its General Partner
By:	GSSF Management Partners, LP,
its General Partner
By:	GSSF, LLC, its General Partner

By:	/s/ Warren W. Garden

Name:	Warren W. Garden
Title:	Authorized Agent

PISCES CAPITAL MANAGEMENT LLC
On behalf of its affiliates and accounts

By:	/s/ Joshua Fischer

Name:	Joshua Fischer
Title:	Managing Member

Purchasers
January 11, 2005

COUCHMAN PARTNERS, L.P.

By: COUCHMAN CAPITAL LLC,
Its General Partner

By:	/s/ Jonathan Couchman

Name:	Jonathan Couchman
Title:	Managing Member

MELLON HBV CAPITAL PARTNERS, L.P.

By:	/s/ Peter Cecchone

Name:	Peter Cecchone
Title:	Managing Director

WS VENTURES MANAGEMENT, L.P.
as General Partner and/or agent and attorney-in-fact for WS Opportunity Fund, L.P. WS Opportunity Fund (QP), L.P., and WS Opportunity Fund International, Ltd.

By: WSV Management, LLC, General Partner

By:	/s/ Patrick P. Walker

Name:	Patrick P. Walker
Title:	Member

Purchasers
January 11, 2005

WS CAPITAL MANAGEMENT, L.P.,
as General Partner and/or agent and
attorney-in-fact for Walker
Smith Capital, L.P.,
Walker Smith Capital (QP), L.P.,
Walker Smith International Fund, Ltd.

By: WS Capital, LLC, General Partner

By:	/s/ G. Stacy Smith

Name:	G. Stacy Smith
Title:	Member

DISTRESSED RECOVERY MASTER FUND, LTD.

By:	/s/ Peter Checcone

Name:	Peter Checcone
Title:	Managing Director

LITESPEED MASTER FUND, LTD.

By:	Gryphon Master Fund, Ltd.,
As Proxy
By:	Gryphon Partners, L.P.,
its General Partner
By:	Gryphon Management Partners,
L.P., its General Partner
By:	Gryphon Advisors, L.L.C.,
its General Partner

By:	/s/ Warren W. Garden

Name:	Warren W. Garden
Title:	Authorized Agent

Distribution List

William B. Finkelstein Hughes & Luce, LLP 1717 Main Street, Suite 2800 Dallas, TX 75201	Gryphon Master Fund, L.P. Attn: Warren W. Garden 100 Crescent Court, Suite 490 Dallas, TX 75201
GSSF Master Fund, LP Attn: Warren W. Garden 100 Crescent Court, Suite 490 Dallas, TX 75201	Pisces Capital Management LLC 950 Third Ave., 29th Floor New York, NY 10022
Couchman Partners, L.P. Attn: Jonathan Couchman 800 Third Ave., 31st Floor New York, NY 10022	Mellon HBV Capital Partners, LP 200 Park Ave., Suite 3300 New York, NY 10166
Distressed Recovery Funds, LP 200 Park Ave., Suite 3300 New York, NY 10166	WS Ventures Management, L.P. Attn: Patrick P. Walker 300 Crescent Court, Suite 880 Dallas, TX 75201
WS Capital Management, L.P. Attn: Patrick P. Walker 300 Crescent Court, Suite 880 Dallas, TX 75201	Litespeed Master Fund, Ltd. Attn: Jamie Zimmerman 237 Park Ave., Suite 900 New York, NY 10017